                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) of the SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: July 22, 2003

                       WEST PHARMACEUTICAL SERVICES, INC.

               (Exact name of registrant as specified in charter)

     Pennsylvania                   1-8036                     23-1210010
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

       101 Gordon Drive, P.O. Box 645, Lionville, Pennsylvania 19341-0645
       (Address of Principal Executive Offices)                (Zip Code)

                                 (610) 594-2900
                   (Registrant's telephone number, including area code)

                                      N/A

          (Former name or former address, if changed since last report)

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)   Exhibits:

          Exhibit #   Description

          99.1        West Pharmaceutical Services, Inc. Press Release,
                      dated July 22, 2003.

Item 9.   Regulation FD Disclosure

          The following information is furnished pursuant to Item 12,
          "Disclosure of Results of Operations and Financial Condition."

          On July 22, 2003 West Pharmaceutical Services, Inc. (the "Company")
          issued a press release announcing the Company's second quarter financial results for the quarter ended June 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                 SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                                    WEST PHARMACEUTICAL SERVICES, INC.

Date:  July 22, 2003                By:  /s/ Linda R. Altemus
                                        -------------------------------
                                          Linda R. Altemus
                                          Vice President and
                                          Chief Financial Officer

                              Exhibit Index

99.1 West Pharmaceutical Services, Inc. Press Release, dated July 22, 2003.